                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING GROWTH OF CAPITAL AND OF INCOME

KEMPER
BLUE CHIP FUND

               "... We believe that we best serve shareholders by
               focusing our efforts and research capabilities on
                    pursuing quality blue-chip stocks. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights
22
Shareholders' Meeting


AT A GLANCE
-------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                                   21.67
CLASS B                                                   21.32
CLASS C                                                   21.19
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*            18.39
-------------------------------------------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------

                                             AS OF     AS OF
                                            4/30/99   10/31/98
------------------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS A            $19.75    $16.61
------------------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS B            $19.61    $16.55
------------------------------------------------------------------------------------------------------------------
    KEMPER BLUE CHIP FUND CLASS C            $19.72    $16.65
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
LIPPER RANKINGS AS OF 4/30/99
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                                CLASS A                 CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------
1-YEAR                          #402 of 815 funds       #426 of 815 funds     #431 of 815 funds
------------------------------------------------------------------------------------------------------------------
5-YEAR                          #154 of 319 funds              N/A                   N/A
------------------------------------------------------------------------------------------------------------------
10-YEAR                         #54 of 148 funds               N/A                   N/A
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, KEMPER BLUE CHIP FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                               CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN          $0.42    $0.42     $0.42
------------------------------------------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[FIXED STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER BLUE CHIP FUND IN THE LARGE BLEND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A listing of assets and net worth showing the position of a company at a certain time.

BENCHMARK A point of comparision for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer group average.

CONSUMER NONDURABLES Consumer nondurable companies produce goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks, including technology stocks.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

VALUATION A stock's price relative to an underlying measure of worth.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., AND LEAD PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MCCORMICK BRINGS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

[LANGBAUM PHOTO]

PORTFOLIO MANAGER GARY LANGBAUM, CFA, ALSO CONTRIBUTES MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF RESEARCHERS, ANALYSTS, TRADERS AND ECONOMISTS IN OFFICES WORLDWIDE SUPPORTS THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AFTER LAST SUMMER'S DOWNTURN, STOCKS CAME BACK. LARGE-CAP GROWTH AND INTERNET-RELATED STOCKS RALLIED THROUGH THE END OF 1998 AND INTO 1999. THEN, THE TEMPO CHANGED, AND CYCLICAL STOCKS RE-EMERGED. LEAD PORTFOLIO MANAGER TRACY MCCORMICK DISCUSSES HOW SHE STEERED KEMPER BLUE CHIP FUND TO A SIX-MONTH GAIN THAT EASILY TOPPED THE PEER GROUP AVERAGE.

Q     DURING THE SEMIANNUAL PERIOD ENDING APRIL 30, 1999, KEMPER BLUE CHIP FUND
RETURNED 21.67 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES). TRACY, COULD YOU PUT THIS RETURN INTO CONTEXT FOR US?

A     We're very happy with the fund's return. Compared to our peers in the
Lipper Growth and Income Funds Category, the fund's returns are quite good. Kemper Blue Chip Fund's gain of 21.67 percent (Class A shares, unadjusted for any sales charges) surpasses the category average of 18.39 percent.

      We're also pleased that the fund's performance was competitive relative to its benchmark. For the six-month period, the S&P 500 Index (an index generally representative of the U.S. stock market) was up 22.31 percent (Source: Lipper Analytical Services, Inc.). Of course, over the long-term, we set our sights on beating not just our peers, but also our benchmark. But, when considering the fund's performance relative to the index, it's important to keep in mind that the S&P 500 is market-cap weighted. By "market-cap weighted," we mean that the returns of the largest stocks are weighted more heavily than the returns of smaller stocks. For most of the semiannual period, only a small handful of the index's largest-cap, most expensive stocks earned the majority of the index's gains. Our focus on reasonable valuations (see Terms To Know on page 2) meant that we steered clear of the highfliers.

      We encourage investors to put the performance of both the fund and the index in a broader historical perspective. From 1949 through 1998, stocks returned an average of just 14 percent annually. Given this longer-term framework, we're particularly pleased with the fund's six-month gain.

Q     TELL US ABOUT THE MARKET CLIMATE DURING THE SEMIANNUAL PERIOD.

A     For most of the semiannual period, large-cap growth stocks and technology stocks drove the market. When the fund began its fiscal year on November 1, 1998, the markets were rebounding from the steep sell-off triggered by the Russian debt default in August 1998. Strong consumer confidence, low unemployment, low interest-rate and inflation trends, and steady, modest corporate growth contributed to the improved sentiment that fuelled the rally.

      Yet, because investors remained nervous about market volatility, they tended to gravitate to large-cap, household-name companies. These stocks offered perceived stability. In a climate of strong consumer optimism, retail stocks fared well, too.

      Investors were also extremely enthusiastic about technology stocks. Many technology stocks had struggled since the Asian economic crisis of 1997. But, by the fourth quarter of 1998, investors returned in droves to technology. Low valuations, an improving supply/demand environment

PERFORMANCE UPDATE

and the explosive growth of the Internet drove the technology-stock rally.

      In April, however, the markets rotated dramatically from growth stocks into more-cyclical issues. Cyclical stocks typically thrive during times of accelerating economic growth, and many investors believed that the economy was indeed positioned to grow more rapidly. Oil, chemical, and industrial stocks benefited from the change of market direction, while growth-oriented health-care, consumer nondurable and technology stocks gave up some ground.

Q     HOW DID YOU POSITION THE FUND DURING THE GROWTH-STOCK RALLY?

A     When the market began to correct in August, we took the opportunity to enhance the quality of the portfolio. Throughout early and mid 1998, there were many companies that we thought offered excellent long-term growth potential and superior fundamentals. We didn't own them then, however, because they were priced beyond the parameters of our value-conscious price discipline. In the wake of the Russian debt default, we found entry points to purchase high quality stocks at attractive prices. Companies like Pfizer, Home Depot and Wal-Mart joined the ranks of the portfolio and served the fund well.

      Our analysis had also led us to attractive technology stocks, notably semiconductor and computer hardware stocks, including Xilinx, Motorola, and Hewlett-Packard. These, and many other technology stocks, provided good opportunity to participate in the technology rally.

      The fund's media stocks were also a boon to performance. We entered the fiscal year with a strong contingent of media holdings, including Tribune, Time Warner, AT&T-Liberty Media Group, and Univision Communication. These came alive during the semiannual period. In addition to benefiting in a consumer-driven economy, many of them also have "buried" Internet assets. For instance, AT&T-Liberty Media Group has a corner on some highly valued bandwidth. We believe that many of the largest Internet players would be willing to pay a premium price for this bandwidth.

Q     HOW DID THE FUND PERFORM IN APRIL WHEN THE MARKETS ROTATED INTO
CYCLICAL STOCKS?

A     As the markets rotated, Kemper Blue Chip Fund held up well. In fact, the fund's gain of 4.22 percent topped the S&P 500's return of 3.87 percent. We believe that this success can be linked to our investment strategy. We take our search for the best blue chips to all corners of the market -- from technology to consumer products to energy.

      In April, the fund reaped the rewards of our decision to include some cyclically oriented growth stocks in the portfolio. The fund benefited from our energy and railroad holdings, as well as from an assortment of other stocks, such as Waste Management and Raytheon.

      That said, we remind investors that Kemper Blue Chip Fund is a growth-oriented fund. Although we include economically sensitive stocks in the portfolio, Kemper Blue Chip Fund is not likely to dominate in commodity-driven markets. Even as growth managers, we encourage investors to diversify into an appropriate range of stock funds.

Q     HOW DO YOU SELECT STOCKS?

A     We follow a disciplined, research-intensive process. We invest primarily in "blue-chip" stocks -- those of established, large-cap domestic companies. Before we buy a stock, we require:

      - Excellent company fundamentals

      - Strong earnings-growth prospects

      - Catalyst for potential growth, such as new management, products, services or business strategies

      - Attractive stock prices

      In order to determine which stocks to buy, we rely on rigorous independent analysis. We need to understand a company inside and out. To do this, we'll meet with a company's management, visit facilities, dig into balance sheets (see Terms To Know on page 2), and apply thorough quantitative screens. We don't let the conventional Wall Street buzz sway our judgement.

Q     COULD YOU GIVE US SOME EXAMPLES OF YOUR STOCK-SELECTION PROCESS IN ACTION?

A     Certainly. We purchased Motorola last summer, when Wall Street's interest in the stock was very low. Motorola sported attractive valuations, and we also saw catalysts for future growth. The company had realigned its business groups, clarifying its business direction to focus on communications and imbedded controllers. Our research indicated that new product initiatives in Motorola's cellular handset area could lead to accelerating top-line growth and increased market share. We anticipated that these initiatives, as well as cost-control measures, could translate into upward earnings surprises. Our independent appraisal of Motorola proved to be on-track, and the stock has been a significant contributor to performance. We're starting to see

PERFORMANCE UPDATE

the rest of Wall Street catch up to us, with Motorola emerging as a popular growth stock.

      Tyco International is another stock that typifies our investment criteria. Tyco, an industrial conglomerate that focuses on electronic products, offers innovative management and a demonstrated ability to deliver earnings growth, both through unit growth and cost controls.

      We gained our stake in Tyco through our position in AMP, an attractively valued electrical connections manufacturer that Tyco acquired earlier this year. We felt that the acquisition itself was appealingly opportunistic, and that Tyco's business plan is compelling. In fact, the stock now counts among our largest holdings.

Q     HOW DO YOU DECIDE WHAT STOCKS TO SELL?

A     We'll begin to sell stocks when their prices reach the pre-established targets we set for them. This sort of selling is often referred to as "profit taking." Profit taking requires strict discipline, but we believe that this discipline can keep us from getting caught up in emotion. We also eliminate stocks when we see signs that company fundamentals could be weakening or indications that growth potential could be deteriorating.

      Let's take a closer look at Compaq Computer to see these principals in action. We added Compaq to the portfolio early in 1998. At this point, the stock had fallen out of favor with the Wall Street crowd and traded at a very depressed price. However, we could see buried gems in Compaq, such as its AltaVista Internet search engine. Our forward-looking independent analysis paid off. Compaq got back on its feet and began to run. As its stock price rose to our pre-set price target, we stuck to our discipline. We opted to take profits and reduced our position.

      We then began to see indications of deteriorating fundamentals and weakening earnings-growth potential. Because we diligently follow every stock in our portfolio, we noticed that Compaq's management was sending out a series of signals that could be "yellow flags." The company's management seemed to be going to great, even strained, lengths to bolster enthusiasm for the stock. Then, the company issued its fourth-quarter earnings announcement. The numbers weren't as clean as we believed they should be. We reduced our position considerably. In the next six weeks or so, we continued to pare back Compaq, eliminating the position entirely by February. Subsequently, Compaq again fell short on earnings, and investors knocked the wind out of the stock. We were glad that our careful monitoring of fundamental changes and our adherence to our price targets allowed us to minimize the damage.

Q     THE INTERNET IS AMONG THE HOTTEST TOPICS OF CONVERSATION THESE DAYS. DO
INTERNET STOCKS FIT KEMPER BLUE CHIP FUND'S STRICT INVESTMENT CRITERIA?

A     Before we buy a stock, we need to see quality, seasoned management and a demonstrated ability to deliver sustainable, consistent earnings growth. We insist on attractive stock prices. At this time, we haven't found any pure-play Internet stocks that meet these criteria.

      And while we're not investing in the ".coms," we do believe that the portfolio is well positioned to participate in the Internet revolution. One way that Kemper Blue Chip Fund participates is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce (e-commerce). We've been extremely impressed with General Electric's e- commerce initiatives. IBM has also developed an innovative e-commerce exposure, a strategy that the market has rewarded.

      A second way that Kemper Blue Chip Fund participates in cutting-edge technology is through the companies that are building and supporting the infrastructure of the Internet. For example, our top ten holdings include Microsoft and Intel.

Q     ALTHOUGH THE FUND BEAT ITS PEER GROUP AVERAGE, WHAT DIDN'T WORK OUT AS
ANTICIPATED?

A     There were some stocks that disappointed. Notably, food stocks caused performance to suffer. Because the demand for their products tends to be fairly stable, food stocks typically offer some downside protection in volatile markets. While food stocks did display a degree of defensiveness during the semiannual period, they did not thrive. Many were negatively impacted by supermarket consolidation. As supermarkets consolidated, they were able to put increased pricing pressure on food suppliers, dampening profits.

      For instance, at the start of the fiscal year, ConAgra was a significant position in the portfolio. Our analysis indicated that ConAgra's business was turning and that its

PERFORMANCE UPDATE

management was taking the appropriate steps to move the company forward. In hindsight, however, our high level confidence was not merited, and ConAgra fell short of expectations. We have since eliminated it from the portfolio. Other faltering stocks included H.J. Heinz and McCormick and Company. We've eliminated McCormick and significantly reduced H.J. Heinz.

      There were also stocks that just didn't keep pace with the top performers. For instance, while we didn't lose significant ground on our stake in Oracle Systems, we took a "roundtrip" on this software stock. Initially, we had thought that Oracle Systems presented a compelling opportunity. It was priced more attractively relative to many of its competitors, and seemed to be turning the corner on the problems it faced in 1997 and early 1998. The stock did rise in value, only to sharply correct when earnings came in short. We still believe that Oracle Systems will be a major beneficiary of the move to e-commerce, but that the pay-off may be delayed.

Q     AS THE FUND MOVES INTO THE SECOND HALF OF THE FISCAL YEAR, HOW HAVE YOU
POSITIONED THE PORTFOLIO?

A     We continue to back many technology stocks with conviction. Here, we continue to favor component, networking and hardware companies. We're being very vigilant about companies that could be most susceptible to Year 2000 spending slowdowns. (Many businesses are delaying purchases of new technology, notably software, until next year.)

      Within the financial services industry, we're more interested in banks that have their consolidations under their belts, such as Bank of America. The fund also holds a sprinkling of regional banks, including Compass Bancshares and Summit Bancorp.

      We've also added stocks that provide cyclical exposure without sacrificing growth. Stocks that have met these duel criteria include Industrial-machinery producer Parker-Hannifin, chemical manufacturer Air Products & Chemicals, and auto-parts suppliers Federal Mogul and Dana Corp.

      Consumer nondurable stocks are well represented in the portfolio, but we're finding fewer opportunities. Here, it's been a question of valuations. We've had difficulties finding reasonably priced choices.

      Recently, we've opted to take profits in some of our media holdings. Media stocks have benefited the fund significantly, but as their upside zone decreases, we're paring back exposure. We've also reduced stakes in some health-care stocks. Our analysis indicates that the valuations of many are stretched. We're also concerned that the uncertainty surrounding Medicare could make the investment climate less hospitable over the near term.

Q     THANKS, TRACY. AS WE ENTER THE SECOND HALF OF THE FISCAL YEAR, DO YOU HAVE
ANY CLOSING WORDS FOR THE SHAREHOLDERS?

A
      The semiannual period serves as a good reminder that the stock market can change direction quickly and often: from correction, to rally, and from growth to cyclical. No one can predict with certainty what each day will bring.

      However, we've also seen that despite the volatility, investors who have held tight have had an opportunity to reap rewards from stocks. As portfolio managers, we're not going to try to guess the market's next move. We believe that we best serve shareholders by focusing our efforts and research capabilities on pursuing quality blue-chip stocks. On behalf of Kemper Blue Chip Fund's shareholders, we remain committed to seeking the brightest opportunities offered by the best of America's large-cap stocks.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on April 30, 1999, and on October 31, 1998.

                                  [BAR GRAPH]

                             KEMPER BLUE CHIP FUND ON       KEMPER BLUE CHIP FUND ON
                                     4/30/99                        10/31/98
Consumer non-durables                 22.80                          25.90

Technology                            22.20                          17.20

Finance                               16.80                          14.30

Health care                           11.70                          12.20

Capital goods                          9.70                           7.40

Energy                                 6.80                           9.70

Utilities                              6.40                           9.80

Transportation                         2.60                           2.50

Basic industries                       1.00                           0.00

Consumer durables                      0.00                           1.00

A COMPARISON WITH THE S&P 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on April 30, 1999, compared to the industry sectors that make up the fund's benchmark, the S&P 500 Stock Index.

                                  [BAR GRAPH]

                                KEMPER BLUE CHIP FUND       S&P 500 STOCK INDEX
                                     ON 4/30/99                   ON 4/30/99
Consumer non-durables                     22.8                           20.4

Technology                                22.2                             20

Finance                                   16.8                           16.6

Health care                               11.7                           11.1

Capital goods                              9.7                            8.2

Energy                                     6.8                              7

Utilities                                  6.4                             10

Transportation                             2.6                              1

Basic industries                             1                            3.7

Consumer durables                            0                              2

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 19.6 PERCENT OF THE FUND'S COMMON STOCK HOLDINGS ON APRIL 30, 1999

--------------------------------------------------------------------------------------
HOLDINGS                                                                       PERCENT
--------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with     2.7%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.

2.          MOTOROLA                      Manufactures components, notably       2.2%
                                          semiconductors, and electronic
                                          communications equipment.

3.          INTEL                         Engaged in the design,                 2.2%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.

4.          MICROSOFT                     Develops, markets and supports a       1.9%
                                          variety of microcomputer software,
                                          operating systems, language and
                                          application programs, related
                                          books and peripheral devices.

5.          HEWLETT-PACKARD               Large supplier of enterprise           1.9%
                                          computer systems. Products include
                                          low-cost printers and personal
                                          computers.

6.          PROCTER & GAMBLE              Manufactures and distributes           1.9%
                                          household products including food,
                                          personal care, diapers, laundry
                                          and cleaning products.

7.          TYCO INTERNATIONAL            A broadly diversified company with     1.8%
                                          operations in fire-protection
                                          systems, electronic and electrical
                                          components, packaging materials,
                                          and contracting services. Tyco
                                          acquired AMP, a manufacturer of
                                          electrical and electronic
                                          connection devices and wireless
                                          communications components.

8.          BELL ATLANTIC                 Provider of information and            1.7%
                                          telecommunications services.
                                          Subsidiaries provide telephone
                                          services to mid-Atlantic region,
                                          cellular telecommunications,
                                          software, network support and
                                          computer maintenance.

9.          ROYAL DUTCH PETROLEUM         Operations include the exploration     1.7%
                                          and processing of oil and natural
                                          gas. Other divisions are involved
                                          in the production of base and
                                          industrial chemicals.

10.         AMERICAN EXPRESS CREDIT       Provider of financial services,        1.6%
                                          including financial plan-ning,
                                          insurance, investment products and
                                          international bank-ing. American
                                          Express also provides travel
                                          products and services.


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

Portfolio of Investments at April 30,1999 (unaudited)
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                            NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.2%

                                           Ameritech Corp.                                    92,400        $  6,324
                                           AT&T Corp.                                        142,500           7,196
                                           Bell Atlantic Corp.                               215,000          12,389
                                           Frontier Corp.                                     90,000           4,967
                                       (a) MCI WorldCom, Inc.                                 97,700           8,030
                                           SBC Communicatons, Inc.                           132,000           7,392
                                           -----------------------------------------------------------------------------
                                                                                                              46,298
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.6%

                                           Dayton Hudson Corp.                               110,000           7,404
                                           Dollar General Corp.                              180,000           6,311
                                           Home Depot, Inc.                                  158,000           9,470
                                       (a) Mirage Resorts, Inc.                              354,800           7,961
                                       (a) Newell Rubbermaid Inc.                            172,500           8,183
                                           Wal-Mart Stores Inc.                              220,000          10,120
                                           -----------------------------------------------------------------------------
                                                                                                              49,449
------------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--7.5%

                                           Albertson's Inc.                                  125,000           6,438
                                           Coca-Cola Co., Inc.                               125,000           8,500
                                           Colgate-Palmolive Co.                              40,000           4,098
                                           Dean Foods Co.                                    120,000           4,283
                                           H.J. Heinz Co.                                    100,000           4,669
                                           Pepsi Bottling Group, Inc.                        225,000           4,739
                                           PepsiCo Inc.                                      265,000           9,788
                                           Procter & Gamble Co.                              142,000          13,321
                                           -----------------------------------------------------------------------------
                                                                                                              55,836
------------------------------------------------------------------------------------------------------------------------

ENERGY--6.6%

                                           Chevron Corp.                                      55,000           5,486
                                       (a) Conoco Inc. "A"                                   141,800           3,846
                                           Exxon Corp.                                       100,000           8,306
                                           Mobil Corp.                                        77,600           8,129
                                           Royal Dutch Petroleum Co.                         210,000          12,324
                                           Texaco Inc.                                        95,800           6,011
                                           Unocal Corp.                                      120,000           4,988
                                           -----------------------------------------------------------------------------
                                                                                                              49,090
------------------------------------------------------------------------------------------------------------------------

FINANCIAL--16.1%

                                           American Express Credit Corp.                      87,000          11,370
                                           American International Group, Inc.                 89,900          10,558
                                           Bank of America Corp.                             138,702           9,987
                                           Chase Manhattan Corp.                              88,600           7,332
                                           Cigna Corp.                                       114,900          10,018
                                           CitiGroup Inc.                                    140,000          10,535
                                           Compass Bancshares Inc.                           206,300           5,622
                                           Federal National Mortgage Association              33,300           2,362
                                           First Tennessee National Corp.                    100,000           4,312
                                           Hartford Financial Services Group Inc.              4,200             248
                                           Household International, Inc.                     198,916          10,008
                                           J.P. Morgan & Co., Inc.                            55,000           7,411
                                           Jefferson Pilot Corp.                              88,150           5,939
                                           St. Paul Companies, Inc.                          196,000           5,623
                                           Summit Bancorp.                                   100,000           4,238
                                           UNUM Corp.                                        127,000           6,937
                                           Washington Mutual, Inc.                           200,000           8,225
                                           -----------------------------------------------------------------------------
                                                                                                             120,725

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)



-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------

HEALTH--11.3%

                                           Abbott Laboratories                               225,000        $ 10,898
                                           American Home Products Corp.                      108,400           6,612
                                           Baxter International Inc.                         145,000           9,135
                                           Becton, Dickinson & Co.                           130,000           4,834
                                           Bristol-Myers Squibb Co.                          139,000           8,835
                                           Eli Lilly & Co.                                    80,000           5,890
                                           Medtronic Inc.                                    142,127          10,224
                                           Pfizer, Inc.                                       65,000           7,479
                                           Schering-Plough Corp.                             144,400           6,976
                                           SmithKline Beecham PLC (ADR)                      100,000           6,569
                                           Warner-Lambert Co.                                100,000           6,794
                                           -----------------------------------------------------------------------------
                                                                                                              84,246
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--9.3%

                                           Air Products & Chemicals, Inc.                    135,600           6,373
                                           Corning Inc.                                       75,000           4,293
                                           Dana Corp.                                        120,000           5,655
                                           Emerson Electric Co.                              150,900           9,733
                                       (a) Federal-Mogul Corp.                               146,600           6,432
                                           General Electric Co.                              182,800          19,285
                                           Parker-Hannifin Corp.                             100,000           4,694
                                           Tyco International Ltd.                           159,872          12,990
                                           -----------------------------------------------------------------------------
                                                                                                              69,455
------------------------------------------------------------------------------------------------------------------------
MEDIA--7.8%

                                           AT&T Corp. - Liberty Media Group                  120,000           7,665
                                           CBS Corp.                                         164,400           7,490
                                       (a) Infinity Broadcasting Corp.                       193,800           5,366
                                       (a) Jacor Communications, Inc. "A"                     70,000           5,618
                                       (a) Media One Group, Inc.                              55,000           4,486
                                           Time Warner Inc.                                  106,000           7,420
                                           Tribune Co.                                        90,000           7,509
                                       (a) Univision Communication Inc.                      106,900           6,187
                                       (a) Young & Rubicam Inc.                              170,300           6,780
                                           -----------------------------------------------------------------------------
                                                                                                              58,521
------------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--1.0%

                                           Waste Management, Inc.                            134,837           7,618
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--21.4%
                                       (a) Applied Materials, Inc.                           121,800           6,532
                                           Automatic Data Processing, Inc.                   180,000           8,010
                                       (a) Cisco Systems, Inc.                                70,600           8,053
                                       (a) EMC Corp.                                          50,000           5,447
                                           Hewlett-Packard Co.                               175,000          13,803
                                           Intel Corp.                                       253,400          15,505
                                           International Business Machines Corp.              49,600          10,376
                                       (a) Intuit Inc.                                        57,000           4,909
                                       (a) Microsoft Corp.                                   170,000          13,823
                                           Motorola Inc.                                     200,000          16,025
                                       (a) Novell Inc.                                       150,000           3,338
                                       (a) Oracle Systems Corp.                              263,150           7,121
                                           Raytheon Co. "A"                                  114,368           7,913
                                       (a) Seagate Technology, Inc.                          220,000           6,133
                                       (a) Solectron Corp.                                   117,000           5,675
                                       (a) Sun Microsystems, Inc.                            102,000           6,101
                                           Texas Instruments Inc.                             69,000           7,047
                                           Xerox Corp.                                       147,800           8,683
                                       (a) Xilinx Inc.                                       111,800           5,101
                                           -----------------------------------------------------------------------------
                                                                                                             159,595

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES    VALUE
------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--2.5%

                                           Canadian National Railway Co.                     149,500        $  9,433
                                           Norfolk Southern Corp.                            281,200           9,192
                                           -----------------------------------------------------------------------------
                                                                                                              18,625
                                           -----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--96.3%
                                           (Cost: $584,137)                                                  719,458
                                           -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--1.0%
                                           CVS Corp.
                                           (Cost: $6,299)                                     85,000           7,198
                                           -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--2.7%
                                           Yield--4.65% to 4.87%
                                           Due--May, 1999
                                           (Cost: $20,458)                                   $20,000          20,458
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $610,894)                                                 $747,114
                                           -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $610,894,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $140,949,000, the gross unrealized depreciation was $4,729,000 and the net unrealized appreciation on investments was $136,220,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
(IN THOUSANDS)


------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments at value
(Cost: $610,894)                                                $747,114
------------------------------------------------------------------------
Cash                                                                   4
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                13,571
------------------------------------------------------------------------
  Fund shares sold                                                   392
------------------------------------------------------------------------
  Dividends and interest                                             705
------------------------------------------------------------------------
    TOTAL ASSETS                                                 761,786
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            3,800
------------------------------------------------------------------------
  Fund shares redeemed                                               400
------------------------------------------------------------------------
  Management fee                                                     347
------------------------------------------------------------------------
  Distribution services fee                                          269
------------------------------------------------------------------------
  Administrative services fee                                        151
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             456
------------------------------------------------------------------------
  Trustees' fees and other                                           117
------------------------------------------------------------------------
    Total liabilities                                              5,540
------------------------------------------------------------------------
NET ASSETS                                                      $756,246
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $577,170
------------------------------------------------------------------------
Undistributed net realized gain on investments                    43,386
------------------------------------------------------------------------
Net unrealized appreciation on investments                       136,220
------------------------------------------------------------------------
Accumulated net investment loss                                     (530)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $756,246
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($476,715 /
  24,142 shares outstanding)                                      $19.75
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $20.95
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($236,441 /
  12,056 shares outstanding)                                      $19.61
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($34,936 /
  1,772 shares outstanding)                                       $19.72
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share ($8,154 /
  408 shares outstanding)                                         $19.98
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended April 30, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------

  Dividends (net of foreign taxes withheld of $21)              $  4,226
------------------------------------------------------------------------
  Interest                                                           396
------------------------------------------------------------------------
    Total investment income                                        4,622
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,881
------------------------------------------------------------------------
  Distribution services fee                                          897
------------------------------------------------------------------------
  Administrative services fee                                        660
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           1,657
------------------------------------------------------------------------
  Professional fees                                                   39
------------------------------------------------------------------------
  Reports to shareholders                                             56
------------------------------------------------------------------------
  Trustees' fees and other                                            62
------------------------------------------------------------------------
    Total expenses                                                 5,252
------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (630)
------------------------------------------------------------------------

------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                       43,758
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            87,749
------------------------------------------------------------------------
Net gain on investments                                          131,507
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $130,877
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                              SIX MONTHS
                                                                 ENDED
                                                               APRIL 30,          YEAR ENDED
                                                                 1999             OCTOBER 31,
                                                              (UNAUDITED)            1998
---------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------

  Net investment income (loss)                                 $   (630)              2,046
---------------------------------------------------------------------------------------------
  Net realized gain                                              43,758              14,402
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          87,749              14,596
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            130,877              31,044
---------------------------------------------------------------------------------------------
  Distribution from net investment income                            --              (3,360)
---------------------------------------------------------------------------------------------
  Distribution from net realized gain                           (14,608)            (57,273)
---------------------------------------------------------------------------------------------
Total dividends to shareholders                                 (14,608)            (60,633)
---------------------------------------------------------------------------------------------
Net increase from capital share transactions                     58,207             164,468
---------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                    174,476             134,879
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of period                                             581,770             446,891
---------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $100 at October 31, 1998)                                   $756,246             581,770
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Blue Chip Fund (the fund) is an open-end management investment company organized as a business trust under the laws of Massachusetts. On February 5, 1999, the fund acquired the net assets of Kemper Quantitative Equity Fund in a tax-free reorganization. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on a U.S. stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

                             share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $1,881,000 for the six months ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 1999 are $56,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $1,182,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $660,000, of which $2,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $902,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $347,825
                             Proceeds from sales                         302,652

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                                   APRIL 30, 1999                OCTOBER 31, 1998
                                                               ----------------------         ----------------------
                                                               SHARES        AMOUNT           SHARES        AMOUNT
                                       -----------------------------------------------------------------------------
                                        SHARES SOLD
                                       -----------------------------------------------------------------------------

                                        Class A                 6,351       $ 116,474         11,964       $ 209,520
                                       -----------------------------------------------------------------------------
                                        Class B                 3,434          62,489          5,871         100,251
                                       -----------------------------------------------------------------------------
                                        Class C                   621          11,371          1,127          19,586
                                       -----------------------------------------------------------------------------
                                        Class I                   132           2,461            618           5,130
                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -----------------------------------------------------------------------------

                                        Class A                   513           9,053          2,455          39,357
                                       -----------------------------------------------------------------------------
                                        Class B                   238           4,180            977          16,436
                                       -----------------------------------------------------------------------------
                                        Class C                    32             564             88           1,411
                                       -----------------------------------------------------------------------------
                                        Class I                     6             115             50             799
                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -----------------------------------------------------------------------------
                                        Class A                (6,194)       (115,243)        (9,419)       (162,406)
                                       -----------------------------------------------------------------------------
                                        Class B                (2,098)        (38,457)        (2,905)        (52,942)
                                       -----------------------------------------------------------------------------
                                        Class C                  (331)         (6,110)          (449)         (7,602)
                                       -----------------------------------------------------------------------------
                                        Class I                  (182)         (3,379)          (620)         (5,072)
                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -----------------------------------------------------------------------------
                                        Class A                   367           6,811            378           6,592
                                       -----------------------------------------------------------------------------
                                        Class B                  (370)         (6,844)          (379)         (6,592)
                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------
                                        (A) SHARES ISSUED IN ACQUISITION
                                       -----------------------------------------------------------------------------

                                        Class A                   324           5,950             --              --
                                       -----------------------------------------------------------------------------
                                        Class B                   277           5,074             --              --
                                       -----------------------------------------------------------------------------
                                        Class C                    84           1,540             --              --
                                       -----------------------------------------------------------------------------
                                        Class I                   116           2,158             --              --
                                       -----------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                  $  58,207                      $ 164,468
                                       -----------------------------------------------------------------------------

                             (a) On February 5, 1999, the fund acquired the net assets of Kemper Quantative Equity Fund, amounting to $14.7 million, and issued .8 million shares in a tax-free exchange. The aggregate net assets of the fund immediately after the exchange were $681.0 million.

FINANCIAL HIGHLIGHTS

                                                        ---------------------------------
                                                              CLASS A
                                                        ---------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------
                                              1999      1998    1997    1996    1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period         $16.61     17.68   17.14   14.87   12.33
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          --       .11     .18     .22     .19
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             3.56      1.17    3.70    3.45    2.57
-----------------------------------------------------------------------------------------
Total from investment operations               3.56      1.28    3.88    3.67    2.76
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --       .16     .21     .20     .20
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .42      2.19    3.13    1.20     .02
-----------------------------------------------------------------------------------------
Total dividends                                 .42      2.35    3.34    1.40     .22
-----------------------------------------------------------------------------------------
Net asset value, end of period               $19.75     16.61   17.68   17.14   14.87
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 21.67%     7.80   26.78   26.72   22.74
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       1.36%     1.29    1.19    1.26    1.30
-----------------------------------------------------------------------------------------
Net investment income                           .01%      .62    1.07    1.40    1.47
-----------------------------------------------------------------------------------------


                                                         ---------------------------------
                                                               CLASS B
                                           SIX MONTHS    ---------------------------------
                                              ENDED           YEAR ENDED OCTOBER 31,
                                            APRIL 30,    ---------------------------------
                                              1999       1998    1997    1996    1995
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $16.55      17.61   17.09   14.82   12.29
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.04)      (.03)    .04     .10     .09
------------------------------------------------------------------------------------------
  Net realized and unrealized gain             3.52       1.17    3.67    3.45    2.56
------------------------------------------------------------------------------------------
Total from investment operations               3.48       1.14    3.71    3.55    2.65
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --        .01     .06     .08     .10
------------------------------------------------------------------------------------------
  Distribution from net realized gain           .42       2.19    3.13    1.20     .02
------------------------------------------------------------------------------------------
Total dividends                                 .42       2.20    3.19    1.28     .12
------------------------------------------------------------------------------------------
Net asset value, end of period               $19.61      16.55   17.61   17.09   14.82
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 21.32%      6.96   25.62   25.82   21.76
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                       1.88%      2.10    2.06    2.08    2.06
------------------------------------------------------------------------------------------
Net investment income (loss)                   (.51)%     (.19)    .20     .58     .71
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                           ---------------------------------------------
                                                                                         CLASS C
                                                          SIX MONTHS       ---------------------------------------------
                                                            ENDED                     YEAR ENDED OCTOBER 31,
                                                          APRIL 30,        ---------------------------------------------
                                                             1999          1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $16.65         17.69       17.15       14.88       12.32
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (.05)         (.01)        .03         .10         .07
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                            3.54          1.18        3.71        3.45        2.62
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.49          1.17        3.74        3.55        2.69
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                       --           .02         .07         .08         .11
------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          .42          2.19        3.13        1.20         .02
------------------------------------------------------------------------------------------------------------------------
Total dividends                                                .42          2.21        3.20        1.28         .13
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $19.72         16.65       17.69       17.15       14.88
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                21.19%         7.08       25.71       25.75       22.04
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                                      2.01%         2.03        2.00        2.05        2.01
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  (.64)%        (.12)        .26         .61         .76
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        ---------------------------------------------
                                                                                 CLASS I
                                                                        ---------------------------------------------
                                                     SIX MONTHS                                          NOVEMBER 22,
                                                       ENDED             YEAR ENDED OCTOBER 31,            1995 TO
                                                     APRIL 30,          ------------------------         OCTOBER 31,
                                                        1999            1998               1997              1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $16.68           17.72              17.18            15.30
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .09             .21                .32              .36
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       3.63            1.19               3.58             2.96
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                         3.72            1.40               3.90             3.32
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  --             .25                .23              .24
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     .42            2.19               3.13             1.20
---------------------------------------------------------------------------------------------------------------------
Total dividends                                           .42            2.44               3.36             1.44
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $19.98           16.68              17.72            17.18
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           22.61%           8.53              26.89            21.89
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                  .30%            .68                .70             1.31
---------------------------------------------------------------------------------------------------------------------
Net investment income                                    1.07%           1.23               1.56             1.33
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                         YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        -----------------------------------------------------
                                                    1999           1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)        $756,246        581,770       446,891       256,172       168,266
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    91%           157           183           166           117
-----------------------------------------------------------------------------------------------------------------------
Note: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Blue Chip Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For      Against   Abstain
      18,733,217  333,454   858,098

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment Objectives

                                           Broker
         For       Against     Abstain    Non-Votes
      13,450,442  714,501     1,290,405   4,469,412

Investment policies

                                         Broker
         For      Against    Abstain    Non-Votes
      13,452,777  710,279   1,292,291   4,469,412

Diversification

                                         Broker
         For      Against    Abstain    Non-Votes
      13,457,467  705,590   1,292,291   4,469,412

Borrowing

                                         Broker
         For      Against    Abstain    Non-Votes
      13,443,962  719,094   1,292,291   4,469,412

Senior securities

                                         Broker
         For      Against    Abstain    Non-Votes
      13,460,308  702,749   1,292,291   4,469,412

Concentration

                                         Broker
         For      Against    Abstain    Non-Votes
      13,456,179  706,878   1,292,291   4,469,412

Underwriting of securities

                                         Broker
         For      Against    Abstain    Non-Votes
      13,453,615  709,441   1,292,291   4,469,412

Investment in real estate

                                         Broker
         For      Against    Abstain    Non-Votes
      13,452,871  710,185   1,292,291   4,469,412

Purchase of commodities

                                         Broker
         For      Against    Abstain    Non-Votes
      13,437,610  725,446   1,292,291   4,469,412

Lending

                                         Broker
         For      Against    Abstain    Non-Votes
      13,436,827  726,229   1,292,291   4,469,412

Margin purchases and short sales

                                         Broker
         For      Against    Abstain    Non-Votes
      13,411,239  751,817   1,292,291   4,469,412

Pledging of assets

                                         Broker
         For      Against    Abstain    Non-Votes
      13,413,525  749,532   1,292,291   4,469,412

Purchases of securities

                                         Broker
         For      Against    Abstain    Non-Votes
      13,457,234  705,823   1,292,291   4,469,412

Purchases of options and warrants

                                         Broker
         For      Against    Abstain    Non-Votes
      13,429,660  733,397   1,292,291   4,469,412

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK S. CASADY               LINDA J. WONDRACK
Chairman and Trustee         President                    Vice President

JOHN W. BALLANTINE           PHILIP J. COLLORA            MAUREEN E. KANE
Trustee                      Vice President and           Assistant Secretary
                             Secretary
LEWIS A. BURNHAM                                          CAROLINE PEARSON
Trustee                      JOHN R. HEBBLE               Assistant Secretary
                             Treasurer
DONALD L. DUNAWAY                                         ELIZABETH C. WERTH
Trustee                      TRACY MCCORMICK CHESTER      Assistant Secretary
                             Vice President
ROBERT B. HOFFMAN                                         BRENDA LYONS
Trustee                      ANN M. MCCREARY              Assistant Treasurer
                             Vice President
DONALD R. JONES
Trustee                      KATHRYN L. QUIRK
                             Vice President
THOMAS W. LITTAUER
Trustee and Vice President   CORNELIA SMALL
                             Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                     KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                       STATE STREET BANK AND TRUST COMPANY
                                225 Franklin Street
                                Boston, MA 02110
--------------------------------------------------------------------------------
TRANSFER AGENT                  INVESTORS FIDUCIARY TRUST COMPANY
                                801 Pennsylvania Avenue
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A. This report is not to be distributed unless preceded or accompanied by a Kemper Equity Fund/Growth Style prospectus. KBCF - 3 (6/21/99) 1076850